UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:  April 30, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Bond Fund

Intermediate Bond Portfolio


Semi-Annual Report

April 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



June 26, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the "Portfolio") for the semi-annual reporting period ended April 30, 2006. Prior to February 1, 2006, the Portfolio was named AllianceBernstein Bond Fund Quality Bond Portfolio.

Investment Objective and Policies

This open-end fund's investment objective is to generate income and price appreciation without assuming what AllianceBernstein considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in investment grade fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short to long term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects that the average duration of the Portfolio's investments will be in the intermediate range of three to six years. The Portfolio may invest up to 20% of its net assets in below investment-grade bonds. The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities, whose currency risk will be fully hedged at the time of investment. These investments may include, in each case, developed and emerging market debt securities.

Investment Results

The table on page 5 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which is a standard measure of the performance of a basket of unmanaged debt securities, for the six- and 12-month periods ended April 30, 2006.

The Portfolio's Class A shares modestly underperformed the benchmark for both the six- and 12-month periods ended April 30, 2006. Exposure to the non-benchmark sectors, including high yield, emerging-market debt and hedged non-U.S. government holdings, all contributed positively to the Fund's relative performance. An overweighted allocation to mortgages and commercial mortgage-backed securities (CMBS), as well as the Portfolio's shorter-than-benchmark duration, also contributed positively to the Portfolio's performance. However, the Portfolio's corporate security selection detracted modestly from the Portfolio's relative performance, as did an underweighted position in agency debt at the beginning of the reporting period.

Market Review and Investment Strategy

Investment-grade fixed-income returns were generally weak during the semi-annual reporting period, reflecting higher U.S. interest rates. Yields rose across the maturity spectrum as the U.S. Federal Reserve (the "Fed") continued to raise official rates another 100 basis points in quarter point increments. The Treasury yield curve remained relatively flat, with the yield on the 10-year near 5% and only a 30 basis point difference between the two-year yield and the 30-year yield. At the end of the period, the Fed funds rate stood at 4.75%, 375 basis points higher than when the Fed started tightening in June of 2004. The U.S. Treasury market, as measured by the LB


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 1


Treasury Index, posted a return of -0.14%, underperforming all other fixed-income sectors on a comparable duration basis. The Fed hinted at further rate increases in late March, pushing Treasury yields higher.

Among the benchmark sectors, mortgage pass-throughs posted the best returns at 0.68% excess over comparable-duration Treasuries while CMBSs posted excess returns of 0.61%. Mortgages benefited from low volatility and stable rates throughout most of the period under review, while CMBSs were helped by improving delinquency trends. Agencies and asset-backed securities lagged other sectors, posting excess returns of 0.26% and 0.33%, respectively.

Investment-grade corporates lagged other sectors for much of the reporting period, but recovered somewhat in April 2006, posting an excess return for the reporting period of 0.26% over duration-matched Treasuries. Investment-grade corporate returns were dampened by both increasing event risk as well as a series of downgrades in the auto industry.

The non-benchmark sectors, less correlated with U.S. Treasuries, fared much better. As rates generally rose less abroad than in the U.S., hedged non-U.S. dollar government bonds outperformed their U.S. counterparts, posting excess returns over U.S Treasuries exceeding 100 basis points. Select non-U.S. bond markets held in the Portfolio fared even better, including Poland, Japan, Mexico and Australia.

The high yield market, as represented by the LB High Yield Index, posted an excess return over Treasuries of 4.72% during the reporting period. High yield was helped by a generally benign environment, sound technicals and strong corporate profits. The emerging market debt class posted the strongest returns within fixed-income sectors, returning 5.96% in excess terms according to Lehman Brothers. The emerging markets enjoyed strong investor demand, a favorable low global interest rate environment and strong global liquidity throughout the period under review.

During the reporting period, the Portfolio was positioned for U.S. interest rates to rise. Accordingly, the Portfolio's overall duration was kept shorter than that of its benchmark. As a further buffer against rising U.S. interest rates, select hedged non-U.S. government bonds including Australia, Poland, Japan, Mexico and Sweden, were added to the Portfolio's investment portfolio.
An underweight to U.S. Treasuries and agencies, in addition to overweight positions in high quality CMBS and asset-backed securities (ABS), were maintained. In late 2005, quantitative and fundamental research indicated attractive relative valuations among mortgage-related securities. Accordingly, the mortgage allocation was increased to a significant overweighted allocation. As event risk increased, exposure to investment-grade credit was reduced to a modest underweight during the period, with the underweight focused on the long end of the credit curve. Additionally, the Portfolio continued to have small positions in both high yield and select dollar denominated emerging-market debt.


2 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit AllianceBernstein Bond Fund Intermediate Bond Portfolio expenses on an annual basis to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% of the
average daily net assets of Class A, Class, B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Portfolio's current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolio's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)

A Word About Risk

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's (or Baa2 by Moody's Investors Service) or, if unrated, are of comparable quality. The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds (i.e., junk bonds) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's investments. A fund may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

                                                           Returns
THE PORTFOLIO VS. ITS BENCHMARK                 -----------------------------
PERIODS ENDED APRIL 30, 2006                        6 Months     12 Months
-----------------------------------------------------------------------------
AllianceBernstein Bond Fund Intermediate
Bond Portfolio
   Class A                                            0.47%         0.67%
   Class B                                            0.07%         0.02%
   Class C                                            0.02%        -0.13%
   Advisor Class*                                     0.62%         0.97%
   Class R*                                           0.27%         0.38%
   Class K*                                           0.38%         0.62%
   Class I*                                           0.51%         0.85%
Lehman Brothers U.S. Aggregate Index                  0.56%         0.71%

* Please note that these share classes are for investors purchasing shares through institutional pension plans.


See Historical Performance and Benchmark disclosures on pages 3-4.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2006
--------------------------------------------------------------
                                NAV Returns    SEC Returns
Class A Shares
1 Year                              0.67%         -3.62%
5 Years                             4.25%          3.35%
Since Inception*                    5.11%          4.45%
SEC Yield**                         3.99%

Class B Shares
1 Year                              0.02%         -2.88%
5 Years                             3.54%          3.54%
Since Inception*                    4.47%          4.47%
SEC Yield **                        3.68%

Class C Shares
1 Year                             -0.13%         -1.10%
5 Years                             3.51%          3.51%
Since Inception*                    4.35%          4.35%
SEC Yield**                         3.48%

Advisor Class Shares+
1 Year                              0.97%          0.97%
5 Years                             4.56%          4.56%
Since Inception*                    5.29%          5.29%
SEC Yield **                        4.47%

Class R Shares+
1 Year                              0.38%          0.38%
Since Inception*                    2.27%          2.27%
SEC Yield**                         3.98%

Class K Shares+
1 Year                              0.62%          0.62%
Since Inception*                    1.03%          1.03%
SEC Yield**                         4.23%

Class I Shares+
1 Year                              0.85%          0.85%
Since Inception*                    1.28%          1.28%
SEC Yield**                         4.40%


* Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

** SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2006.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3-4.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2006)
--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            -2.37%
5 Years                                            3.25%
Since Inception*                                   4.53%

Class B Shares
1 Year                                            -1.70%
5 Years                                            3.44%
Since Inception*                                   4.54%

Class C Shares
1 Year                                             0.13%
5 Years                                            3.44%
Since Inception*                                   4.43%

Advisor Class Shares+
1 Year                                             2.22%
5 Years                                            4.48%
Since Inception*                                   5.39%

Class R Shares+
1 Year                                             1.61%
Since Inception*                                   2.42%

Class K Shares+
1 Year                                             1.86%
Since Inception*                                   1.24%

Class I Shares+
1 Year                                             2.10%
Since Inception*                                   1.49%


* Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that these share classes are for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3-4.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 7


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         Beginning                          Ending
                       Account Value                    Account Value                 Expenses Paid
                     November 1, 2005                  April 30, 2006                 During Period*
                -------------------------------   -------------------------------   ---------------------------
                  Actual      Hypothetical        Actual      Hypothetical**     Actual      Hypothetical
                -----------   -----------------   -----------   -----------------   -----------   -------------
Class A            $1,000        $1,000         $1,004.66       $1,019.93         $4.87          $4.91

Class B            $1,000        $1,000         $1,000.74       $1,016.96         $7.84          $7.90

Class C            $1,000        $1,000         $1,000.23       $1,016.46         $8.33          $8.40

Advisor
Class              $1,000        $1,000         $1,006.17       $1,021.42         $3.38          $3.41

Class R            $1,000        $1,000         $1,002.67       $1,018.94         $5.86          $5.91

Class K            $1,000        $1,000         $1,003.81       $1,020.18         $4.62          $4.66

Class I            $1,000        $1,000         $1,005.11       $1,021.42         $3.38          $3.41


* Expenses are equal to the classes' annualized expense ratios of 0.98%, 1.58%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68%, respectively, multiplied by the average account value over the period, multiplied by 181/365 ( to reflect the one-half year period ).

**  Assumes 5% return before expenses.


8 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


PORTFOLIO SUMMARY
April 30, 2006 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $129.0


SECURITY TYPE BREAKDOWN*
[ ]  38.6%   U.S. Government &                          [PIE CHART OMITTED]
             Government Sponsored
             Agency Obligations
[ ]  15.3%   Corporate Debt Obligations
[ ]  11.0%   Non-U.S. Dollar Sovereign Debt
[ ]   7.8%   Commercial Mortgage Backed Securities
[ ]   3.7%   Collateralized Mortgage Obligations
[ ]   3.2%   Asset Backed Securities
[ ]   0.5%   U.S. Dollar Sovereign Debt

[ ]  19.9%   Short-Term


* All data are as of April 30, 2006. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 9


PORTFOLIO OF INVESTMENTS
April 30, 2006 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY
  OBLIGATIONS-48.4%
Federal National Mortgage
  Association-40.4%
  4.50%, 4/01/19-11/01/20(a)                         $  4,475     $   4,263,107
  5.00%, 4/01/19(a)                                     2,776         2,708,591
  5.00%, TBA                                            5,410         5,153,796
  5.50%, 12/01/16-2/01/35(a)                           14,153        13,867,576
  5.50%, TBA                                           12,120        11,767,768
  5.822%, 3/01/36(a)                                      697           699,379
  6.00%, 2/01/17-7/01/20(a)                             1,013         1,027,055
  6.00%, TBA                                            6,945         6,912,442
  6.50%, 1/01/36(a)                                       554           564,462
  6.50%, TBA                                            5,040         5,125,050
                                                                  -------------
                                                                     52,089,226
Federal Home Loan Mortgage Corp.-2.3%
  4.50%, 8/01/35-11/01/35(a)                            3,031         2,774,008
  6.00%, 6/01/20(a)                                       191           193,130
                                                                  -------------
                                                                      2,967,138
Government National Mortgage
  Association-1.9%
  6.00%, 3/15/36(a)                                     2,470         2,480,751

U.S. Treasury Bonds-1.9%
  5.375%, 2/15/31(a)*                                   1,674         1,699,110
  7.25%, 5/15/16(a)                                       605           705,109
                                                                  -------------
                                                                      2,404,219
U.S. Treasury Notes-1.6%
  4.25%, 10/31/07-1/15/11(a)                            2,130         2,070,022

Federal Agency - Collateralized Mortgage
  Obligations-0.3%
Federal National Mortgage Association
  Series 2004-T5 Class AB4
  4.919%, 5/28/35(a)                                      364           364,423

Total U.S. Government & Government Sponsored
  Agency Obligations
  (cost $63,288,880)                                                 62,375,779

CORPORATE DEBT OBLIGATIONS-19.2%
Aerospace & Defense-0.2%
Raytheon Co.
  6.75%, 8/15/07(a)                                       211           213,767


10 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Automotive-0.1%
Daimlerchrysler North America Holdings Corp.
  4.875%, 6/15/10(a)                                    $ 137     $     132,215

Banking-2.5%
Barclays Bank Plc pfd.
  8.55%, 9/29/49(a)(b)                                    339           377,883
J.P. Morgan Chase & Co.
  6.75%, 2/01/11(a)                                       465           486,611
RBS Capital Trust III pfd.
  5.512%, 9/29/49(a)                                      358           340,474
Sumitomo Mitsui Banking Corp.
  5.625%, 7/29/49(a)(b)                                   107           102,212
The Huntington National Bank
  4.375%, 1/15/10(a)                                      183           176,051
UFJ Bank, Ltd.
  7.40%, 6/15/11(a)                                       100           107,134
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                                       372           390,701
Wachovia Capital Trust III
  5.80%, 8/29/49(a)                                       235           230,388
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                                       400           386,023
Wells Fargo & Co.
  4.20%, 1/15/10(a)                                       457           437,681
Zions Bancorporation
  5.50%, 11/16/15(a)                                      170           163,311
                                                                  -------------
                                                                      3,198,469
Broadcasting/Media-0.9%
British Sky Broadcasting Finance plc
  5.625%, 10/15/15(a)(b)                                  270           258,287
News America, Inc.
  6.55%, 3/15/33(a)                                       142           135,612
Time Warner Entertainment Co. LP
  8.375%, 3/15/23(a)                                      405           454,180
Time Warner, Inc.
  6.875%, 5/01/12(a)                                      200           208,610
WPP Finance Corp.
  5.875%, 6/15/14(a)                                      149           145,104
                                                                  -------------
                                                                      1,201,793
Building/Real Estate-0.3%
iStar Financial, Inc.
  5.15%, 3/01/12(a)                                       146           139,534
Simon Property Group L.P.
  6.375%, 11/15/07(a)                                     185           187,466
                                                                  -------------
                                                                        327,000


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 11


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Cable-0.9%
AT&T Broadband Corp.
  9.455%, 11/15/22(a)                                   $ 229     $     285,244
British Sky Broadcasting Group plc
  6.875%, 2/23/09(a)                                       86            88,781
Comcast Cable Communication, Inc.
  6.875%, 6/15/09(a)                                      287           297,375
Comcast Corp.
  5.30%, 1/15/14(a)                                       242           228,956
  5.50%, 3/15/11(a)                                       313           309,799
                                                                  -------------
                                                                      1,210,155
Chemicals-0.2%
ProLogis
  7.05%, 7/15/06(a)                                       130           130,299
The Lubrizol Corp.
  4.625%, 10/01/09(a)                                     150           145,374
                                                                  -------------
                                                                        275,673
Communications-1.6%
AT&T Corp.
  9.75%, 11/15/31(a)                                       80            94,797
British Telecommunications Plc
  8.375%, 12/15/10(a)                                     524           582,117
Sprint Capital Corp.
  8.375%, 3/15/12*                                        626           703,836
Telecom Italia Capital
  4.00%, 1/15/10(a)                                       575           541,447
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                                       180           164,765
                                                                  -------------
                                                                      2,086,962
Communications - Fixed-0.2%
Vodafone Group Plc
  5.50%, 6/15/11(a)                                       295           291,724

Communications - Mobile-1.2%
AT&T Wireless Services, Inc.
  8.75%, 3/01/31(a)                                       181           227,518
Cingular Wireless LLC
  5.625%, 12/15/06(a)                                     316           316,632
New Cingular Wireless Services, Inc.
  7.875%, 3/01/11(a)                                      575           629,298
Telus Corp.
  7.50%, 6/01/07(a)                                       316           322,572
                                                                  -------------
                                                                      1,496,020
Conglomerate/Miscellaneous-0.2%
Hutchinson Whampoa International, Ltd.
  7.45%, 11/24/33(a)(b)                                   216           232,372


12 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy-0.8%
Amerada Hess Corp.
  7.875%, 10/01/29(a)                                   $ 222     $     252,877
Conoco, Inc.
  6.95%, 4/15/29(a)                                       223           245,944
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                       94           101,547
Enterprise Products Operating L.P.
  5.60%, 10/15/14(a)                                      157           150,373
Valero Energy Corp.
  6.875%, 4/15/12(a)                                      292           307,057
  7.50%, 4/15/32(a)                                        29            32,493
                                                                  -------------
                                                                      1,090,291
Financial-2.9%
American General Finance Corp.
  4.625%, 5/15/09(a)                                      530           519,552
Boeing Capital Corp.
  4.75%, 8/25/08(a)                                        95            93,856
BOI Capital Funding Number 2
  5.571%, 2/01/49(a)(b)                                   115           108,326
Citigroup, Inc.
  4.625%, 8/03/10(a)                                      443           428,879
  5.00%, 9/15/14(a)                                       229           216,888
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                                       348           321,899
  4.25%, 12/19/07(a)                                      340           333,855
General Electric Capital Corp.
  6.75%, 3/15/32(a)                                        76            82,067
Household Finance Corp.
  6.50%, 11/15/08(a)                                      479           491,937
  7.00%, 5/15/12(a)                                       155           164,910
ILFC E-Capital Trust I
  5.90%, 12/21/65(a)(b)                                   175           170,691
Kinder Morgan Finance Co. Ulc
  5.35%, 1/05/11(a)                                       350           343,856
MBNA Corp.
  4.625%, 9/15/08(a)                                      238           234,241
MUFG Capital Finance 1, Ltd.
  6.346%, 7/29/49(a)                                      115           112,685
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(b)                                  176           180,944
                                                                  -------------
                                                                      3,804,586
Food/Beverage-0.7%
ConAgra Foods, Inc.
  6.75%, 9/15/11(a)                                        56            58,189
  7.875%, 9/15/10(a)                                      180           193,921
Kraft Foods, Inc.
  5.25%, 10/01/13(a)*                                     332           321,026
The Kroger Co.
  7.80%, 8/15/07(a)                                       285           292,652
                                                                  -------------
                                                                        865,788


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 13


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Healthcare-0.7%
Humana, Inc.
  6.30%, 8/01/18(a)                                     $ 166     $     165,280
WellPoint, Inc.
  3.50%, 9/01/07(a)                                       400           389,162
  3.75%, 12/14/07(a)                                       73            71,124
Wyeth
  5.50%, 2/01/14(a)                                       233           227,657
                                                                  -------------
                                                                        853,223
Industrial-0.2%
Tyco International Group SA
  6.00%, 11/15/13(a)                                      195           194,364

Insurance-0.6%
Assurant, Inc.
  5.625%, 2/15/14(a)                                      172           166,974
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                                    167           158,280
Zurich Capital Trust I
  8.376%, 6/01/37(a)(b)                                   459           489,960
                                                                  -------------
                                                                        815,214
Metals/Mining-0.1%
Ispat Inland Ulc
  9.75%, 4/01/14(a)                                       118           132,750

Paper/Packaging-0.5%
International Paper Co.
  5.30%, 4/01/15(a)                                       235           219,907
MeadWestvaco Corp.
  8.20%, 1/15/30(a)                                        85            93,067
Packaging Corp. of America
  5.75%, 8/01/13(a)                                       196           189,224
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                                      202           203,266
                                                                  -------------
                                                                        705,464
Public Utilities - Electric & Gas-2.7%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                                       345           356,140
Consumers Energy Co.
  4.25%, 4/15/08(a)                                       116           113,162
Duke Capital LLC
  8.00%, 10/01/19(a)                                      311           357,719
Exelon Corp.
  6.75%, 5/01/11(a)                                       280           292,228
FirstEnergy Corp.
  6.45%, 11/15/11(a)*                                     360           371,240
  7.375%, 11/15/31(a)                                     339           368,329


14 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                                   $ 162     $     162,213
Nisource Finance Corp.
  7.875%, 11/15/10(a)                                     154           166,355
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                                       305           286,387
  6.05%, 3/01/34(a)                                        46            44,001
Progress Energy, Inc.
  7.10%, 3/01/11(a)                                       233           246,151
Public Service Company of Colorado
  7.875%, 10/01/12(a)                                     176           196,314
TXU Australia Holdings Pty, Ltd.
  6.15%, 11/15/13(a)(b)                                   283           287,091
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                                      170           178,353
                                                                  -------------
                                                                      3,425,683
Public Utilities - Telephone-0.4%
Bell Atlantic New Jersey, Inc.
  5.875%, 1/17/12(a)                                      220           216,874
Telecom Italia Capital
  4.00%, 11/15/08(a)                                      170           163,930
  6.375%, 11/15/33(a)                                     110           102,984
                                                                  -------------
                                                                        483,788
Service-0.5%
Pershing Road Development Co. LLC
  5.22%, 9/01/26(a)(b)                                    402           402,000
Waste Management, Inc.
  6.875%, 5/15/09(a)                                      250           259,360
                                                                  -------------
                                                                        661,360
Supermarket/Drug-0.2%
Safeway, Inc.
  4.80%, 7/16/07(a)                                       110           109,074
  6.50%, 3/01/11(a)                                        82            84,118
  7.25%, 2/01/31(a)                                       105           109,061
                                                                  -------------
                                                                        302,253
Technology-0.6%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                       120           118,788
IBM Corp.
  4.375%, 6/01/09(a)                                       75            73,123
Motorola, Inc.
  7.625%, 11/15/10(a)                                      28            30,391
Oracle Corp / Ozark Holding, Inc.
  5.25%, 1/15/16(a)(b)                                    560           529,397
                                                                  -------------
                                                                        751,699
Total Corporate Debt Obligations
  (cost $25,681,160)                                                 24,752,613


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 15


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
NON U.S. DOLLAR SOVEREIGN DEBT-13.8%
Japan Government
  Ser 48
  .70%, 6/20/10(a)                         JPY        785,000     $   6,753,185
Mexican Fixed Income Rate Bonds
  10.00%, 12/05/24(a)                      MXN         25,955         2,599,604
Poland Government
  6.25%, 10/24/15(a)                       PLN          3,890         1,375,483
Swedish Government
  5.00%, 1/28/09(a)                        SEK         21,780         3,093,967
  5.25%, 3/15/11(a)                                    27,000         3,938,226

Total Non U.S. Dollar Sovereign Debt
  (cost $17,227,948)                                                 17,760,465

COMMERCIAL MORTGAGE BACKED
  SECURITIES-9.7%
Banc America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A2
  5.787%, 5/11/35(a)                                    $ 315           318,550
  Series 2004-3, Class A5
  5.481%, 6/10/39(a)                                      575           566,335
  Series 2004-4, Class A3
  4.128%, 7/10/42(a)                                      365           351,199
  Series 2004-6, Class A2
  4.161%, 12/10/42(a)                                     480           460,911
  Series 2005-1, Class A3
  4.877%, 11/10/42(a)                                     649           636,494
Bear Stearns Commercial Mortgage
  Securities Inc.
  Series 2005-T18, Class A4
  4.933%, 2/13/42(a)                                      610           576,871
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2, Class A2
  3.861%, 3/15/36(a)                                      316           306,195
  Series 2005-C1, Class A4
  5.014%, 2/15/38(a)                                      534           507,337
GE Capital Commercial Mortgage Corp.
  Series 2005-C3, Class A3FX
  4.863%, 7/10/45(a)                                      585           572,031
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1, Class A4
  4.111%, 7/05/35(a)                                      388           353,922
  Series 2005-GG3, Class A2
  4.305%, 8/10/42(a)                                      642           619,074
GS Mortgage Securities Corp. II
  Series 2006-GG6, Class A2
  5.506%, 4/10/38(a)                                      355           354,950
  Series 2004-GG2, Class A6
  5.396%, 8/10/38(a)                                      375           367,275


16 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  Series 2005-LDP1, Class A2
  4.625%, 3/15/46(a)                                    $ 652     $     634,513
  Series 2005-LDP1, Class A4
  5.038%, 3/15/46(a)                                      649           617,413
  Series 2005-LDP3, Class A2
  4.851%, 8/15/42(a)                                      515           502,872
  Series 2005-LDP4, Class A2
  4.79%, 10/15/42(a)                                      365           354,882
  Series 2006-CB14, Class A4
  5.481%, 12/12/44(a)                                     250           245,095
LB-UBS Commercial Mortgage Trust
  Series 2004-C7, Class A2
  3.992%, 10/15/29(a)                                     345           329,723
  Series 2004-C8, Class A2
  4.201%, 12/15/29(a)                                     381           366,297
  Series 2005-C1, Class A4
  4.742%, 2/15/30(a)                                      426           398,480
  Series 2005-C7 Class A4
  5.197%, 8/17/15(a)                                      435           418,701
Merrill Lynch/Countrywide Commercial
  Mortgage Trust
Series 2006-1, Class A2
  5.439%, 2/12/39(a)                                      300           299,112
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Class A6
  5.417%, 11/12/37(a)                                     360           348,980
  Series 2005-MKB2 Class A2
  4.806%, 9/12/42(a)                                      785           767,471
Morgan Stanley Capital I, Inc.
  Series 2004-T13 Class A2
  3.94%, 9/13/45(a)                                       365           346,301
  Series 2005-HQ5 Class A4
  5.168%, 1/14/42(a)                                      944           909,006

Total Commercial Mortgage Backed Securities
  (cost $12,964,423)                                                 12,529,990

COLLATERALIZED MORTGAGE
  OBLIGATIONS-4.6%
Bear Stearns Alt A Trust
  Series 2006-1, Class 22A1
  5.445%, 2/25/36(a)                                      774           767,954
Bear Stearns Alt-A Trust
  Series 2005-10, Class 24A1
  5.991%, 1/25/36(a)                                      609           612,538
  Series 2006-2, Class 23A1
  6.00%, 3/25/36(a)                                       638           637,998


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 17


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2, Class 1A4
  5.125%, 5/25/35(a)                                    $ 726     $     711,455
  Series 2006-AR1, Class 3A1
  5.50%, 3/25/36(a)                                       911           904,234
Indymac Index Mortgage Loan Trust
  Series 2006-AR7, Class 4A1
  6.265%, 5/25/36(a)                                      393           394,856
Residential Accredit Loans, Inc.
  Series 2006-QS2, Class 1A9
  5.50%, 2/25/36(a)                                       747           739,875
Residential Funding Mortgage Security I
  Series 2005-SA3, Class 3A
  5.249%, 8/25/35(a)                                      481           472,330
Structured Adjustable Rate Mortgage Loan Trust
  Series 2006-3, Class 2A1
  6.017%, 4/25/36(a)                                      495           496,608
Washington Mutual
  Series 2005-AR2, Class 2A22
  5.179%, 1/25/45(a)                                      264           263,618

Total Collateralized Mortgage Obligations
  (cost $6,031,366)                                                   6,001,466

ASSET BACKED SECURITIES-3.9%
Aegis Asset Backed Securities Trust
  Series 2004-3, Class A2A
  5.159%, 9/25/34(a)                                      180           180,455
Asset Backed Funding Certificates
  Series 2003-WF1, Class A2
  5.568%, 12/25/32(a)                                     169           169,855
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1, Class 1A1
  5.109%, 4/25/22(a)                                      172           172,347
Capital Auto Receivables Asset Trust
  Series 2005-SN1A, Class A3A
  4.10%, 6/15/08(a)                                       570           563,679
Citifinancial Mortgage Securities, Inc.
  Series 2003-1, Class AFPT
  3.36%, 1/25/33(a)                                       150           136,617
Credit Suisse First Boston Mortgage
  Series 2005-2, Class A1
  5.139%, 7/25/35(a)                                      130           130,149
Credit-Based Asset Servicing and Securities, Inc.
  Series 2003-CB1, Class AF
  3.45%, 1/25/33(a)                                       316           304,260
  Series 2005-CB7, Class AF2
  5.148%, 11/25/35(a)                                     330           326,192
GE WMC Mortgage Securities LLC
  Series 2005-2, Class A2B
  5.129%, 12/25/35(a)                                     365           365,000


18 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Home Equity Mortgage Trust
  Series 2006-1, Class A2
  5.30%, 5/25/36(a)                                     $ 160     $     158,702
HSBC Home Equity Loan Trust
  Series 2005-3, Class A1
  5.183%, 1/20/35(a)                                      389           389,775
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2, Class 2A1
  5.039%, 1/25/36(a)                                      310           310,452
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1, Class 2A1
  6.233%, 3/25/36(a)                                      615           618,112
Novastar Home Equity Loan
  Series 2001-1, Class A1
  5.519%, 7/25/31(a)                                      146           146,046
Residential Asset Mortgage Products
  Series 2005-RS3, Class AIA2
  5.129%, 3/25/35(a)                                      370           369,826
Residential Asset Securities Corp.
  Series 2002-KS7, Class A2
  5.329%, 11/25/32(a)                                      81            81,366
  Series 2004-KS7, Class AI1
  5.109%, 10/25/21(a)                                       3             2,574
Residential Funding Mortgage Securities II
  Series 2005-HI2, Class A3
  4.46%, 5/25/35(a)                                       285           278,810
Saxon Asset Securities Trust
  Series 2005-4, Class A2B
  5.139%, 11/25/37(a)                                     375           375,000

Total Asset Backed Securities
  (cost $5,115,560)                                                   5,079,217

U.S. DOLLAR SOVEREIGN DEBT-0.7%
Russian Federation
  5.00%, 3/31/30(a)
  (cost $833,007)                                         779           845,215

SHORT-TERM INVESTMENTS-24.9%
U.S. Government & Government Sponsored
  Agency Obligations-22.8%
Federal Home Loan Bank
  Zero Coupon, 7/12/06                                 11,840        11,726,869
Federal Home Loan Mortgage Corp.
  Zero Coupon, 5/11/06(c)                               9,845         9,832,584
  Zero Coupon, 5/24/06                                  1,560         1,555,371
Federal National Mortgage Association
  Zero Coupon, 6/13/06                                  6,410         6,373,747
                                                                  -------------
                                                                     29,488,571


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 19


                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Time Deposit-2.1%
State Street Euro Dollar
  4.10%, 5/01/06                                      $ 2,667     $   2,667,000

Total Short-Term Investments
  (cost $32,155,571)                                                 32,155,571

Total Investments Before Security Lending
  Collateral-125.2%
  (cost $163,297,915)                                               161,500,316

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-1.2%
Short-Term Investment
UBS Private Money Market Fund, LLC, 4.74%
  (cost $1,585,179)                                 1,585,179         1,585,179

Total Investments-126.4%
  (cost $164,883,094)                                               163,085,495
Other assets less liabilities-(26.4)%                               (34,107,338)

Net Assets-100%                                                   $ 128,978,157


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                      Rate Type
                                             ---------------------------
                                               Payments       Payments
                   Notional                      Made         Received
      Swap          Amount     Termination      by the          by the      Unrealized
  Counterparty      (000)          Date        Portfolio      Portfolio    Appreciation
-----------------------------------------------------------------------------------------
Lehman Brothers    $ 4,000       1/23/08     3 Month LIBOR*     4.777%       $ 12,316

*  LIBOR (London Interbank Offered Rate)


FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                                        Value at
                            Number of    Expiration      Original       April 30,     Unrealized
           Type             Contracts       Month          Value          2006       Depreciation
---------------------------------------------------------------------------------------------------
U.S. T-Note 10 Yr Future       18         June 2006     $ 1,939,843    $ 1,900,406    $ (39,437)


20 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note D)

                                       U.S. $
                         Contract     Value on        U.S. $       Unrealized
                          Amount    Origination      Current      Appreciation/
                          (000)         Date          Value      (Depreciation)
-------------------------------------------------------------------------------
Purchase Contracts:

Japanese Yen
  Settling 5/08/06        10,662     $   93,000     $   93,775     $      775

Swedish Krona
  Settling 5/22/06         2,206        295,000        300,485          5,485

Sale Contracts:

Japanese Yen
  Settling 5/08/06       319,632      2,735,565      2,811,123        (75,558)

Japanese Yen
  Settling 5/08/06       461,670      4,020,864      4,060,329        (39,465)

Mexican Peso
  Settling 5/25/06        29,397      2,651,600      2,650,376          1,224

Polish Zloty
  Settling 5/11/06         4,387      1,341,017      1,429,441        (88,424)

Swedish Krona
  Settling 5/26/06        45,152      5,971,316      6,148,868       (177,552)

Swedish Krona
  Settling 5/22/06         9,271      1,231,262      1,262,571        (31,309)


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Positions, or portion thereof, with an aggregate market value of $100,385,689 have been segregated to collateralize open forward exchange currency contracts.

(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, the market value of these securities amounted to $3,297,443 or 2.6% of net assets.

(c) Positions with a market value of $149,810 have been segregated to collateralize margin requirements for open future contracts.

Glossary:

TBA-(To Be Announced)-Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined on settlement when the specific mortgage pools are assigned.

See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 21


STATEMENT OF ASSETS & LIABILITIES
April 30, 2006 (unaudited)

Assets
Investments in securities, at value
  (cost $164,883,094--including investment of cash
  collateral for securities loaned of $1,585,179)              $ 163,085,495(a)
Receivable for investment securities sold                          2,499,006
Interest receivable                                                  962,313
Receivable for capital stock sold                                    551,502
Unrealized appreciation of swap agreements                            12,316
Unrealized appreciation of forward exchange currency
  contracts                                                            7,484
Receivable for variation margin on futures contracts                   3,094
Total assets                                                     167,121,210

Liabilities
Due to custodian                                                      26,085
Payable for investment securities purchased                       34,776,136
Payable for collateral received on securities loaned               1,585,179
Payable for capital stock redeemed                                   740,360
Unrealized depreciation of forward exchange currency
  contracts                                                          412,308
Dividends payable                                                    147,881
Transfer Agent fee payable                                            70,577
Distribution fee payable                                              32,979
Advisory fee payable                                                  12,974
Accrued expenses                                                     338,574
Total liabilities                                                 38,143,053
Net Assets                                                     $ 128,978,157

Composition of Net Assets
Capital stock, at par                                          $      12,918
Additional paid-in capital                                       140,605,550
Distributions in excess of net investment income                     (81,252)
Accumulated net realized loss on investments
  and foreign currency transactions                               (9,332,105)
Net unrealized depreciation of investments
  and foreign currency denominated assets
  and liabilities                                                 (2,226,954)
                                                               $ 128,978,157


Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                        Shares           Net Asset
Class              Net Assets        Outstanding           Value
------------------------------------------------------------------------
A                 $ 44,224,055         4,427,272          $ 9.99*
B                 $ 36,701,767         3,676,901          $ 9.98
C                 $ 14,404,741         1,445,572          $ 9.96
Advisor           $ 28,247,194         2,828,016          $ 9.99
R                 $     12,678             1,270          $ 9.98
K                 $      9,763               977          $ 9.99
I                 $  5,377,959           538,306          $ 9.99


* The maximum offering price per share for Class A shares was $10.43 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $1,499,794 (see Note E).

See notes to financial statements.


22 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2006 (unaudited)

Investment Income
Interest                                                           $  3,428,078

Expenses
Advisory fee                                           305,749
Distribution fee--Class A                               76,084
Distribution fee--Class B                              204,656
Distribution fee--Class C                               75,714
Distribution fee--Class R                                   32
Distribution fee--Class K                                   12
Transfer agency--Class A                               100,954
Transfer agency--Class B                                88,158
Transfer agency--Class C                                31,711
Transfer agency--Advisor Class                          56,952
Transfer agency--Class R                                    16
Transfer agency--Class K                                    10
Transfer agency--Class I                                   218
Custodian                                              105,211
Registration fees                                       48,437
Administrative                                          48,000
Printing                                                33,088
Audit                                                   29,131
Legal                                                   27,966
Directors' fees and expenses                            14,563
Miscellaneous                                           13,403
Total expenses                                       1,260,065
Less: expenses waived and reimbursed
  by the Adviser (see Note B)                         (315,589)
Less: expenses waived by the Distributor
  (see Note C)                                        (143,259)
Less: expense offset arrangement
  (see Note B)                                          (3,245)
Net expenses                                                            797,972
Net investment income                                                 2,630,106

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                            (1,690,949)
  Futures contracts                                                     (48,799)
  Swap contracts                                                         46,227
  Foreign currency transactions                                        (203,821)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                           227,753
  Futures contracts                                                     (18,453)
  Swap contracts                                                        (28,389)
  Foreign currency denominated assets
    and liabilities                                                    (384,436)
Net loss on investment
  transactions                                                       (2,100,867)
Net Increase in Net Assets
  from Operations                                                  $    529,239


See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 23


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                                April 30, 2006     October 31,
                                                  (unaudited)         2005
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $    2,630,106   $   16,140,471
Net realized loss on investment
  and foreign currency transactions                 (1,897,342)      (1,157,769)
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currency denominated assets and
  liabilities                                         (203,525)      (8,460,640)
Net increase in net assets
  from operations                                      529,239        6,522,062

Dividends to Shareholders from
Net investment income
  Class A                                           (1,051,481)      (2,047,448)
  Class B                                             (727,670)      (1,615,912)
  Class C                                             (262,085)        (514,975)
  Advisor Class                                       (638,388)     (12,338,990)
  Class R                                                 (251)            (491)
  Class K                                                 (206)            (260)
  Class I                                               (8,389)            (272)

Capital Stock Transactions
Net decrease                                       (11,534,882)    (299,458,053)
Total decrease                                     (13,694,113)    (309,454,339)

Net Assets
Beginning of period                                142,672,270      452,126,609
End of period (including distributions in
  excess of net investment income of
  ($81,252) and ($22,888), respectively)        $  128,978,157   $  142,672,270


See notes to financial statements.


24 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


NOTES TO FINANCIAL STATEMENTS
April 30, 2006 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio, (formerly the Quality Bond Portfolio) and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Intermediate Bond Portfolio. The Intermediate Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 25


such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.


26 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 27


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .55% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended April 30, 2006, such waiver amounted to $267,589.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2006, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $48,000.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $98,883 for the six months ended April 30, 2006.

For the six months ended April 30, 2006, the Portfolio's expenses were reduced by $3,245 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $2,127 from the sale of Class A shares and received $1,573, $12,168 and $1,274, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2006.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor


28 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares, and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended April 30, 2006, such waiver amounted to $143,259. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $141,366, $404,108, $308 and $32 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2006, were as follows:

                                                   Purchases          Sales
                                                --------------   --------------
Investment securities (excluding U.S.
  government securities)                        $   38,348,068   $   27,626,132
U.S. government securities                         208,241,718      218,429,575

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swaps, futures and foreign currency transactions) are as follows:

Gross unrealized appreciation                                    $      655,044
Gross unrealized depreciation                                        (2,452,643)
Net unrealized depreciation                                      $   (1,797,599)


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 29


1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended April 30, 2006, the Portfolio earned drop income of $147,546 which is included in interest income in the accompanying statement of operations.

3. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


30 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 31


In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

4. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards
& Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of April 30, 2006, the Portfolio had loaned securities with a value of $1,499,794 and received cash collateral which was invested in short-term


32 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


securities valued at $1,585,179 as included in the accompanying portfolio of investments. For the six months ended April 30, 2006, the Portfolio earned fee income of $30,883 which is included in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                    Six Months
                         Ended                        Ended
                       April 30,    Year Ended      April 30,      Year Ended
                         2006       October 31,        2006        October 31,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              594,931     1,297,569   $   6,035,914   $  13,541,985
Shares issued in
  reinvestment of
  dividends and
  distributions           93,677       177,782         949,709       1,837,212
Shares converted
  from Class B           163,711       370,102       1,655,670       3,697,915
Shares redeemed       (1,589,007)   (2,126,010)    (16,015,671)    (21,966,635)
Net decrease            (736,688)     (280,557)  $  (7,374,378)  $  (2,889,523)

Class B
Shares sold              118,997       509,815   $   1,203,925   $   5,271,866
Shares issued in
  reinvestment of
  dividends and
  distributions           58,890       120,884         596,387       1,248,546
Shares converted
  to Class A            (163,819)     (370,414)     (1,655,670)     (3,697,915)
Shares redeemed         (767,013)   (2,225,329)     (7,759,475)    (23,115,708)
Net decrease            (752,945)   (1,965,044)  $  (7,614,833)  $ (20,293,211)

Class C
Shares sold               81,164       168,252   $     820,335   $   1,735,347
Shares issued in
  reinvestment of
  dividends and
  distributions           11,592        22,443         117,245         231,389
Shares redeemed         (196,231)     (468,748)     (1,982,127)     (4,830,131)
Net decrease            (103,475)     (278,053)  $  (1,044,547)  $  (2,863,395)


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 33


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                    Six Months
                         Ended                        Ended
                       April 30,    Year Ended      April 30,      Year Ended
                         2006       October 31,        2006        October 31,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Advisor Class
Shares sold              117,138    14,738,340   $   1,186,744   $ 152,659,635
Shares issued in
  reinvestment of
  dividends and
  distributions           63,246     1,155,430         640,935      11,958,110
Shares redeemed         (265,635)  (42,685,120)     (2,691,453)   (438,046,997)
Net increase
  (decrease)             (85,251)  (26,791,350)  $    (863,774)  $(273,429,252)

Class R
Shares sold                    7            26   $          75   $         267
Shares issued in
  reinvestment of
  dividends and
  distributions                6            15              63             152
Shares redeemed               (7)         (309)            (75)         (3,191)
Net increase
  (decrease)                   6          (268)  $          63   $      (2,772)


                      Six Months                   Six Months
                         Ended        March 1,        Ended          March 1,
                       April 30,     2005(a) to     April 30,      2005(a) to
                         2006       October 31,        2006        October 31,
                     (unaudited)       2005        (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold                   -0-          977   $          -0-  $      10,100
Shares issued in
  reinvestment of
  dividends and
  distributions               -0-(b)        -0-              1              -0-
Net increase                  -0-(b)       977   $           1   $      10,100

Class I
Shares sold              541,790           967   $   5,407,069   $      10,000
Shares issued in
  reinvestment of
  dividends and
  distributions              135            -0-          1,350              -0-
Shares redeemed           (4,586)           -0-        (45,833)             -0-
Net increase             537,339           967   $   5,362,586   $      10,000

(a)  Commencement of distributions.

(b)  Share amount is less than 1 full share.


34 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2006.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 35


NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2006 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                                 2005             2004
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   16,518,348   $   23,211,211
  Net long-term capital gains                           -0-       2,678,430
Total taxable distributions                     16,518,348       25,889,641
Total distributions paid                    $   16,518,348   $   25,889,641


As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income                                $       46,256
Accumulated capital and other losses                             (7,343,312)(a)
Unrealized appreciation/(depreciation)                           (2,184,024)(b)
Total accumulated earnings/(deficit)                         $   (9,481,080)


(a) On October 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $7,343,312 of which $2,545,113 expires in the year 2011 and $4,798,199 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized


36 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"),


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 37


and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their


38 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii)


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 39


that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


40 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                   Class A
                            ---------------------------------------------------------------------------------------
                           Six Months
                              Ended            Year Ended          July 1,
                           April 30,           October 31,         2003 to              Year Ended June 30,
                              2006     ------------------------  October 31,  -------------------------------------
                          (unaudited)      2005         2004        2003(a)      2003         2002(b)      2001
                           ----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period        $10.15          $10.43     $10.56       $10.82       $10.25       $10.22        $9.85

Income From Investment
  Operations
Net investment
  income(c)(d)                  .21             .37        .33          .12          .33          .46          .55
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                 (.16)           (.28)       .15         (.25)         .66          .17          .42
Net increase (decrease) in
  net asset value from
  operations                    .05             .09        .48         (.13)         .99          .63          .97

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.21)           (.37)      (.38)        (.13)        (.42)        (.46)        (.55)
Distributions in excess of
  net investment income          -0-             -0-        -0-          -0-          -0-        (.10)        (.04)
Distributions from
  net realized gain
  on investment
  transactions                   -0-             -0-      (.23)          -0-          -0-        (.01)        (.01)
Distributions in excess
  of net realized gain
  on investment
  transactions                   -0-             -0-        -0-          -0-          -0-        (.03)          -0-
Total dividends and
  distributions                (.21)           (.37)      (.61)        (.13)        (.42)        (.60)        (.60)
Net asset value,
  end of period               $9.99          $10.15     $10.43       $10.56       $10.82       $10.25       $10.22

Total Return
Total investment return
  based on net asset
  value(e)                      .47%            .90%      4.66%       (1.20)%       9.87%        6.23%       10.09%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)           $44,224         $52,430    $56,778      $68,213      $76,565      $44,852      $20,068
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements              .98%(f)(g)      .98%       .98%         .98%(f)      .98%         .98%         .98%
  Expenses,
    before waivers/
    reimbursements             1.61%(f)(g)     1.31%      1.26%        1.33%(f)     1.32%        1.48%        2.85%
Net investment income(d)       4.06%(f)(g)     3.53%      3.21%        2.60%(f)     3.08%        4.39%        5.49%
Portfolio turnover rate         230%            935%       658%         199%         867%         573%         385%


See footnote summary on page 47.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class B
                            ---------------------------------------------------------------------------------------
                           Six Months
                              Ended              Year Ended          July 1,
                           April 30,             October 31,         2003 to              Year Ended June 30,
                              2006       ------------------------  October 31,  -------------------------------------
                          (unaudited)        2005         2004        2003(a)      2003         2002(b)      2001
                           ----------    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period        $10.15             $10.42     $10.55       $10.81       $10.24      $10.21       $9.84

Income From Investment
  Operations
Net investment
  income(c)(d)                  .17(h)             .29        .27          .09          .26         .38         .47
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                 (.16)              (.25)       .14         (.25)         .66         .16         .43
Net increase (decrease)
  in net asset value from
  operations                    .01                .04        .41         (.16)         .92         .54         .90

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.18)              (.31)      (.31)        (.10)        (.35)       (.38)       (.47)
Distributions in excess of
  net investment income          -0-                -0-        -0-          -0-          -0-       (.09)       (.05)
Distributions from
  net realized gain
  on investment
  transactions                   -0-                -0-      (.23)          -0-          -0-       (.01)       (.01)
Distributions in excess
  of net realized gain
  on investment
  transactions                   -0-                -0-        -0-          -0-          -0-       (.03)         -0-
Total dividends and
  distributions                (.18)              (.31)      (.54)        (.10)        (.35)       (.51)       (.53)
Net asset value,
  end of period               $9.98             $10.15     $10.42       $10.55       $10.81      $10.24      $10.21

Total Return
Total investment return
  based on net asset
  value(e)                      .07%               .30%      3.93%       (1.44)%       9.12%       5.52%       9.34%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)           $36,702            $44,944    $66,635      $96,033     $113,233     $50,354      $13,960
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.58%(f)(g)        1.68%      1.68%        1.68%(f)     1.68%       1.68%       1.68%
  Expenses,
    before waivers/
    reimbursements             2.35%(f)(g)        2.02%      2.00%        2.06%(f)     2.05%       2.19%       3.36%
Net investment income(d)       3.47%(f)(g)(h)     2.82%      2.59%        2.01%(f)     2.41%       3.70%       4.82%
Portfolio turnover rate         230%               935%       658%         199%         867%        573%        385%


See footnote summary on page 47.


42 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                  Class C
                            ---------------------------------------------------------------------------------------
                           Six Months
                              Ended            Year Ended          July 1,
                           April 30,           October 31,         2003 to              Year Ended June 30,
                              2006       ------------------------  October 31,  -------------------------------------
                          (unaudited)        2005         2004        2003(a)      2003         2002(b)      2001
                           ----------    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period        $10.13          $10.40     $10.53       $10.79       $10.23       $10.19        $9.83

Income From Investment
  Operations
Net investment
  income(c)(d)                  .17             .29        .27          .09          .26          .38          .48
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                 (.17)           (.26)       .14         (.25)         .65          .17          .41
Net increase (decrease) in
  net asset value from
  operations                     -0-(i)         .03        .41         (.16)         .91          .55          .89

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.17)           (.30)      (.31)        (.10)        (.35)        (.38)        (.48)
Distributions in excess of
  net investment income          -0-             -0-        -0-          -0-          -0-        (.09)        (.04)
Distributions from
  net realized gain
  on investment
  transactions                   -0-             -0-      (.23)          -0-          -0-        (.01)        (.01)
Distributions in excess
  of net realized gain
  on investment
  transactions                   -0-             -0-        -0-          -0-          -0-        (.03)          -0-
Total dividends and
  distributions                (.17)           (.30)      (.54)        (.10)        (.35)        (.51)        (.53)
Net asset value,
  end of period               $9.96          $10.13     $10.40       $10.53       $10.79       $10.23       $10.19

Total Return
Total investment return
  based on net asset
  value(e)                      .02%            .30%      3.93%       (1.44)%       9.03%        5.63%        9.25%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)           $14,405         $15,689    $19,008      $26,021      $26,445      $16,131       $4,315
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements             1.68%(f)(g)     1.68%      1.68%        1.68%(f)     1.68%        1.68%        1.68%
  Expenses,
    before waivers/
    reimbursements             2.34%(f)(g)     2.03%      1.99%        2.06%(f)     2.03%        2.19%        3.42%
Net investment income(d)       3.38%(f)(g)     2.84%      2.60%        2.03%(f)     2.41%        3.71%        4.88%
Portfolio turnover rate         230%            935%       658%         199%         867%         573%         385%


See footnote summary on page 47.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Advisor Class
                            ---------------------------------------------------------------------------------------
                           Six Months
                              Ended              Year Ended           July 1,                              October 9,
                           April 30,             October 31,          2003 to      Year Ended June 30,     2000(j) to
                              2006       ------------------------   October 31, ------------------------    June 30,
                          (unaudited)        2005         2004        2003(a)       2003        2002(b)      2001
                           ----------    -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period        $10.15          $10.43     $10.55       $10.82       $10.25       $10.22        $9.97

Income From Investment
  Operations
Net investment
  income(c)(d)                  .22             .39        .36          .13          .36          .48          .42
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                 (.16)           (.26)       .16         (.26)         .66          .18          .30
Net increase (decrease) in
  net asset value from
  operations                    .06             .13        .52         (.13)        1.02          .66          .72

Less: Dividends and
  Distributions
Dividends from net
  investment income            (.22)           (.41)      (.41)        (.14)        (.45)        (.48)        (.42)
Distributions in excess of
  net investment income          -0-             -0-        -0-          -0-          -0-        (.11)        (.04)
Distributions from
  net realized gain
  on investment
  transactions                   -0-             -0-      (.23)          -0-          -0-        (.01)        (.01)
Distributions in excess
  of net realized gain
  on investment
  transactions                   -0-             -0-        -0-          -0-          -0-        (.03)          -0-
Total dividends and
  distributions                (.22)           (.41)      (.64)        (.14)        (.45)        (.63)        (.47)
Net asset value,
  end of period               $9.99          $10.15     $10.43       $10.55       $10.82       $10.25       $10.22

Total Return
Total investment return
  based on net asset
  value(e)                      .62%           1.20%      5.08%       (1.19)%      10.20%        6.57%        7.28%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)           $28,247         $29,576   $309,690     $258,747     $246,127     $185,071      $27,420
Ratio to average
  net assets of:
  Expenses,
    net of waivers/
    reimbursements              .68%(f)(g)      .68%       .68%         .68%(f)      .68%         .68%         .68%(f)
  Expenses,
    before waivers/
    reimbursements             1.31%(f)(g)      .84%       .96%        1.03%(f)     1.20%        1.20%        2.29%(f)
Net investment income(d)       4.36%(f)(g)     3.72%      3.47%        2.87%(f)     3.39%        4.69%        5.89%(f)
Portfolio turnover rate.        230%            935%       658%         199%         867%         573%         385%


See footnote summary on page 47.


44 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                     Class R
                                        ------------------------------------
                                       Six Months                 November 3,
                                           Ended        Year        2003(j)
                                        April 30,       Ended         to
                                           2006      October 31,   October 31,
                                       (unaudited)       2005        2004
                                        ----------   ----------   ----------
Net asset value, beginning of period      $10.15       $10.42       $10.53

Income From Investment Operations
Net investment income(c)(d)                  .19          .34          .33
Net realized and unrealized gain (loss)
  on investment transactions                (.16)        (.26)         .15
Net increase in net asset value from
  operations                                 .03          .08          .48

Less: Dividends and Distributions
Dividends from net investment income        (.20)        (.35)        (.36)
Distributions from net realized gain on
  investment transactions                     -0-          -0-        (.23)
Total dividends and distributions           (.20)        (.35)        (.59)
Net asset value, end of period             $9.98       $10.15       $10.42

Total Return
Total investment return based on net
  asset value(e)                             .27%         .81%        4.63%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $12          $13          $16
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                          1.18%(f)(g)  1.18%        1.18%(f)
  Expenses, before waivers/
    reimbursements                          1.70%(f)(g)  1.40%        1.45%(f)
  Net investment income(d)                  3.87%(f)(g)  3.31%        2.98%(f)
Portfolio turnover rate                      230%         935%         658%


See footnote summary on page 47.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 45


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                           Class K
                                                     -----------------------
                                                     Six Months
                                                       Ended       March 1,
                                                     April 30,    2005(j) to
                                                        2006      October 31,
                                                    (unaudited)      2005
                                                     ----------   ----------
Net asset value, beginning of period                   $10.16       $10.34

Income From Investment Operations
Net investment income(c)(d)                               .21          .26
Net realized and unrealized loss on investment
  transactions                                           (.17)        (.17)
Net increase in net asset value from operations           .04          .09

Less: Dividends
Dividends from net investment income                     (.21)        (.27)
Net asset value, end of period                          $9.99       $10.16

Total Return
Total investment return based on net asset value(e)       .38%         .82%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                 $10          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)              .93%(g)      .93%
  Expenses, before waivers/reimbursements(f)             1.36%(g)     1.15%
  Net investment income(d)(f)                            4.11%(g)     3.76%
Portfolio turnover rate                                   230%         935%


See footnote summary on page 47.


46 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                            Class I
                                                     -----------------------
                                                    Six Months
                                                       Ended       March 1,
                                                     April 30,    2005(j) to
                                                        2006      October 31,
                                                    (unaudited)      2005
                                                     ----------   ----------
Net asset value, beginning of period                   $10.16       $10.34

Income From Investment Operations
Net investment income(c)(d)                               .11          .27
Net realized and unrealized loss on investment
  transactions                                           (.06)        (.17)
Net increase in net asset value from operations           .05          .10

Less: Dividends
Dividends from net investment income                     (.22)        (.28)
Net asset value, end of period                          $9.99       $10.16

Total Return
Total investment return based on net asset value(e)       .51%         .97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)              $5,378          $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements(f)              .68%         .68%
  Expenses, before waivers/reimbursements(f)             1.12%         .89%
  Net investment income(d)(f)                            4.52%        3.98%
Portfolio turnover rate                                   230%         935%


(a)  The Portfolio changed its fiscal year end from June 30 to October 31.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain on investments per share by $.05 for Class A, B and C, respectively, and by $.06 for the Advisor Class, and decrease the ratio of net investment income to average net assets from 4.93% to 4.39% for Class A, from 4.24% to 3.70% for Class B, from 4.25% to 3.71% for Class C and from 5.24% to 4.69% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of fees waived and expenses reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(h)  Net of fees and expenses waived by the Distributor.

(i)  Amount is less than $.005.

(j)  Commencement of distribution.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 47


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Intermediate Bond Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, and December 19, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 19, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. At the December 19, 2005 Meeting, with respect to the second item of business, the approval of the amendment and restatement of the Charter, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement):

1. The election of the Trustees, each such Trustee to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

                                                           Withheld
                                      Voted For           Authority
                               --------------------------------------------
       Ruth Block                    110,504,373           7,480,789
       David H. Dievler              110,556,798           7,428,365
       John H. Dobkin                110,592,166           7,392,996
       Michael J. Downey             110,616,030           7,369,133
       William H. Foulk, Jr.         110,599,038           7,386,125
       D. James Guzy                 119,874,613           8,933,392
       Marc O. Mayer                 120,554,662           8,253,343
       Marshall C. Turner, Jr.       120,537,225           8,270,780

                                                    Voted                        Broker
                                    Voted For      Against     Abstained       Non-Votes
------------------------------------------------------------------------------------------
2.     Approve the                 96,828,067    2,835,603     9,283,228               0
       Amendment and
       Restatement of the
       Charter

3.A.   Diversification              7,742,234      111,946        58,552       2,342,967

3.B.   Issuing Senior Securities    7,740,776      116,065        55,891       2,342,967
       and Borrowing Money

3.C.   Underwriting Securities      7,741,340      114,828        56,564       2,342,967

3.D.   Concentration of             7,748,292      112,673        51,768       2,342,967
       Investments

3.E.   Real Estate and              7,743,796      112,843        56,394       2,342,967
       Companies that Deal in
       Real Estate


48 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


                                                    Voted                        Broker
                                    Voted For      Against     Abstained       Non-Votes
------------------------------------------------------------------------------------------
3.F.   Commodity Contracts          7,719,568      137,274        55,891       2,342,967
       and Futures Contracts

3.G.   Loans                        7,724,034      132,637        56,061       2,342,967

3.L.   Purchases of Securities      7,720,154      136,688        55,891       2,342,967
       on Margin

3.M.   Short Sales                  7,720,657      134,948        57,128       2,342,967

4.B.   The Reclassification as      7,653,199       99,906       159,627       2,342,967
       Non-Fundamental and
       Changes to Specific
       Fund's Investment
       Objectives


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 49


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Alison Martier, Vice President
Jeffrey S. Phlegar, Vice President
Shawn Keegan, Vice President
Joran Laird, Vice President
Greg Wilensky, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Mr. Greg Wilensky, Mr. Shawn Keegan, Mr. Joran Laird and Ms. Alison Martier are the investment professionals with the most significant responsibility for the day-to-day mangement of the Fund's portfolio.


50 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 51


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT*

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Corporate Bond Portfolio, the AllianceBernstein Quality Bond Portfolio and the AllianceBernstein U.S. Government Portfolio of AllianceBernstein Bond Fund, Inc. (the "Funds"), prepared by Philip L. Kirstein, the Senior Officer, for the independent directors of the Funds, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

1. 1. Management fees charged to institutional and other clients of the Adviser for like services.

2.  Management fees charged by other mutual fund companies for like services.

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

4. Profit margins of the Adviser and its affiliates from providing such services.

5.  Possible economies of scale as the Funds grow larger.

6. Nature and quality of the Adviser's services, including the performance of the Funds.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The table below describes the Funds' advisory fees pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in


* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


52 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


January 2004 as a result of the settlement with the New York State Attorney General.

                                              Advisory Fee Based on % of
Fund                                           Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond        Monthly fee of
  Portfolio                             First $2.5 billion        1/12 of .50%
                                        Next $2.5 billion         1/12 of .45%
                                        Excess of $5 billion      1/12 of .40%

AllianceBernstein Quality Bond          Monthly fee of
  Portfolio                             First $2.5 billion        1/12 of .45%
                                        Next $2.5 billion         1/12 of .40%
                                        Excess of $5 billion      1/12 of .35%

AllianceBernstein U.S. Government       Quarterly fee of
  Portfolio                             First $2.5 billion              .1125%
                                        Next $2.5 billion                 .10%
                                        Excess over $5 billion          .0875%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Funds as indicated below:

                                                 Latest
                                              Fiscal Year     As % of Average
Fund                                             Amount       Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond
  Portfolio                                   $ 98,000.00            .01

AllianceBernstein Quality Bond
  Portfolio*                                            0             .0

AllianceBernstein U.S. Government
  Portfolio                                   $ 97,728.00            .01

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Quality Bond Portfolio for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the levels set forth below for that Fund's current fiscal year. That waiver agreement is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60


* For the most recently completed fiscal year, with respect to the Quality Bond Portfolio, the Adviser waived $89,000 (or .02% of average daily net assets).


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 53


days written notice. Pro-forma expense ratio information for each Fund is also set forth below.

                            Expense Cap pursuant
                           to Expense Limitation      Pro-Forma       Fiscal
Fund                            Undertaking        Expense Ratio**   Year End
-------------------------------------------------------------------------------
AllianceBernstein Quality
  Bond Portfolio               Advisor--0.68%           .79%        October 31,
                               Class A--0.98%          1.10%            2004
                               Class B--1.68%          1.83%
                               Class C--1.68%          1.82%
                               Class R--1.18%          1.30%


                                  Pro-Forma            Fiscal
Fund                           Expense Ratio**        Year End
-------------------------------------------------------------------------------
AllianceBernstein Corporate
  Bond Portfolio               Advisor--0.73%       September 30,
                               Class A--1.00%           2004
                               Class B--1.72%
                               Class C--1.71%
                               Class R--1.21%

AllianceBernstein
  U.S. Government Portfolio    Advisor--0.71%       September 30,
                               Class A--1.01%           2004
                               Class B--1.74%
                               Class C--1.73%
                               Class R--1.27%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Funds that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Funds' third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Funds are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Funds to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if a Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.


** This pro-forma expense ratio information shows what would have been each Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.


54 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Quality Bond Portfolio. The Adviser represented that there is no category set forth in its Form ADV for institutional products which have a substantially similar investment style as the Corporate Bond Portfolio or the U.S. Government Portfolio.

                                       Total Net Assets
                                           03/31/05      Alliance Institutional
Fund                                        ($MIL)            Fee Schedule
-------------------------------------------------------------------------------
AllianceBernstein Quality Bond Portfolio      571       U.S. Core High-Grade
                                                            Fixed Income
                                                         40 bp on 1st $20 m
                                                         25 bp on next $80 m
                                                        20 bp on next $100 m
                                                        15 bp on the balance
                                                     Minimum account size $20 m

The Adviser also manages and sponsors retail fixed income mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for offshore mutual funds with similar investment styles as the Funds:

Asset Class                                     Fee
-------------------------------------------------------
Fixed Income                                   .65%

The Adviser represented that it does not sub-advise any registered investment companies with similar investment styles as the Funds.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Funds with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Funds' ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset levels for the Funds.*

                                                         Lipper Group
                                                  Fee       Median       Rank
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio       0.500       0.488        6/9

AllianceBernstein Quality Bond Portfolio         0.450       0.616       1/12

AllianceBernstein U.S. Government Portfolio      0.450       0.544       2/10


* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 55


Lipper also analyzed the expense ratios of each Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                         Lipper    Lipper                Lipper
                               Expense  Universe  Universe    Lipper     Group
                                Ratio    Median     Rank    Group Rank   Median
-------------------------------------------------------------------------------
AllianceBernstein
  Corporate Bond Portfolio      1.078     1.026     14/25       6/9       .984

AllianceBernstein
  Quality Bond Portfolio        0.979     0.955     39/67      2/12      1.066

AllianceBernstein
  U.S. Government Portfolio     1.046     0.985     24/38      8/10       .996

Based on this analysis, the Funds have a more favorable ranking on an advisory fee basis than they do on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The profitability information for the Funds prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

With the exception of the Quality Bond Portfolio, the pre-tax profitability margin of the Adviser decreased during calendar year 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004. For the Quality Bond Portfolio, it appears that the Adviser's profit


** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


56 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


margin increased in 2004, as a result of the reduction in fee waivers and expense reimbursements.

In addition to the Adviser's direct profits from managing the Funds pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Funds and may earn a profit from providing other services to the Funds. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Funds.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Funds' principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Funds. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Funds for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of each Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amounts in Class A front-end load sales charges from sales of each Fund's shares in the Funds' most recent fiscal year:

Fund                                                            Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio                         $   21,917

AllianceBernstein Quality Bond Portfolio                           $    4,297

AllianceBernstein U.S. Government Portfolio                        $   11,758

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for each Fund during the Funds' most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                    12b-1Fee
Fund                                               Received**     CDSC Received
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio        $ 6,124,397      $   54,108

AllianceBernstein Quality Bond Portfolio          $ 1,177,056      $  178,196

AllianceBernstein U.S. Government Portfolio       $ 6,317,922      $  685,181


* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.

**  12b-1 amounts are gross amounts paid to ABIRM.


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 57


Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fees from the Funds in the most recent fiscal year:

Fund                                                                AGIS Fee
-------------------------------------------------------------------------------
AllianceBernstein Corporate Bond Portfolio                        $ 1,082,000

AllianceBernstein Quality Bond Portfolio                          $ 1,083,000

AllianceBernstein U.S. Government Portfolio                       $ 2,010,000

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules for the Funds reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.

With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively


58 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


manage the Funds and provide non-investment services (described in Section II) to the Funds.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Funds relative to its Lipper universe:

                                               Performance Year
                                   Rank in Performance Universe for Periods
Fund                                         Ended March 31, 2005
-----------------------------------------------------------------------------
                                       1         3         5         10
-----------------------------------------------------------------------------
AllianceBernstein
  Corporate Bond Portfolio            3/35      6/27     10/21      1/10

AllianceBernstein
  Quality Bond Portfolio             58/80     48/66     30/47       N/A

AllianceBernstein
  U.S. Government Portfolio          32/44     35/41     32/38      31/32

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for each of the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO o 59


NOTES


60 o ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND QUALITY BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IB-0152-0406


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------

12 (b) (1)       Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)       Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002


12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Bond Fund, Inc.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President

Date:  June 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President

Date:  June 28, 2006

By:    /s/ Mark D. Gersten
       -------------------
       Mark D. Gersten
       Treasurer and Chief Financial Officer

Date:  June 28, 2006